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                                                                   EXHIBIT 10.1

                                                                  June 23, 2004


Goldman, Sachs & Co.,
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

         Carmike Cinemas, Inc., a Delaware corporation (the "Company") has previously issued $150 million 7.500% Senior Subordinated Notes due 2014, which were not registered under the Securities Act of 1933 (the "Securities"), which are unconditionally guaranteed by Eastwynn Theatres, Inc., an Alabama corporation, Wooden Nickel Pub, Inc., a Delaware corporation and Military Services, Inc., a Delaware corporation (the "Guarantors"). As an inducement to the Purchasers including Goldman Sachs & Co. ("Goldman Sachs") to enter into that certain Purchase Agreement, dated as of January 29, 2004 (the "Purchase Agreement"), the Company and the Guarantors entered into that certain Exchange and Registration Rights Agreement, dated January 29, 2004 (the "Registration Rights Agreement").

         Goldman Sachs, an affiliate of the Company as defined in relevant provisions of the Securities Act of 1933 (the "Act"), has notified the Company that it desires to make a market in the Exchange Securities (as defined below). Due to its affiliate status, Goldman Sachs may be required to deliver a separate prospectus to investors in the Exchange Securities (the "Market-Making Prospectus") during the Market-Making Period (as defined in Section 8 of this letter agreement).

         On May 5, 2004, the Company and the Guarantors filed pursuant to
Section 2(a) of the Registration Rights Agreement a Registration Statement on Form S-4 (Registration No. 333-115134) the "Market Making Registration Statement" relating to an offer to exchange any and all outstanding Securities for $150 million 7.500% Senior Subordinated Notes due 2014, which were are registered under the Securities Act of 1933 (the "Exchange Securities"). As a courtesy to Goldman Sachs, the Company and the Guarantors have included in the Market Making Registration Statement an alternative Market-Making Prospectus relating to the Exchange Securities.

         This letter agreement between the Company and Goldman Sachs defines the rights and obligations of the parties relating to the Market-Making Prospectus and the Market-Making Period. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Registration Rights Agreement.


1.       Registration Under the Securities Act.

         In consideration of Goldman Sachs making a market in the Company's Exchange Securities, and subject to Section 8, during the Market-Making Period, if, in the reasonable judgment of Goldman Sachs, it or any of its affiliates (as defined in the rules and regulations under the Securities Act) are required to deliver, a Market-Making Prospectus in connection with sales of the Exchange Securities, the Company will (i) provide Goldman Sachs and its affiliates, without charge, as many copies of the Market-Making Prospectus and any amendments or supplements thereto as they may reasonably request, (ii) periodically amend the Market-Making


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Prospectus and the Market Making Registration Statement so that the information contained therein complies with the requirements of section 10(a) of the Securities Act and (iii) amend the Market Making Registration Statement or the Market-Making Prospectus as and when required by the rules, regulations or instructions applicable to the registration form used by the Company for such Market Making Registration Statement or by the Act or the rule and regulations applicable thereunder, and when necessary to reflect any material changes in the information provided therein in order that the Market Making Registration Statement or the Market-Making Prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and promptly file such amendment or supplement with the Commission, provided the Company agrees to furnish to Goldman Sachs copies of any such amendment or supplement prior to its being used or promptly following its filing with the Commission. The Company and the Guarantors on the one hand, and Goldman Sachs, on the other hand, hereby agree to indemnify each other, and, if applicable, contribute to the other, in accordance with Section 3 of this letter agreement. The Company and each of the Guarantors consent to the use by Goldman Sachs and its affiliates, subject to the provisions of this Agreement, the Registration Rights Agreement and applicable provisions of the Securities Act and state securities or Blue Sky laws of the jurisdictions in which the Exchange Securities are offered by Goldman Sachs, of each Market-Making Prospectus.

2. Notwithstanding the foregoing, the Company may suspend the offering and sale under the Market Making Registration Statement for a period or periods the Board of Directors of the Company reasonably determines to be necessary, but in any event not to exceed 120 days in each year during which the Market Making Registration Statement is required to be effective and usable hereunder (measured from the Effective Time of the Market Making Shelf Registration Statement to successive anniversaries thereof) if (A)(i) the Board of Directors of the company determines in good faith that such action is in the best interests of the Company or (ii) the Market Making Shelf Registration
Statement, prospectus or amendment or supplement thereto contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) the Company notifies Goldman Sachs within five days after such Board of Directors makes the relevant determination set forth in clause (A).

3.       Indemnification.

(a) Indemnification by the Company and the Guarantors. The Company and the Guarantors, jointly and severally, will indemnify and hold harmless Goldman Sachs and its affiliates against any losses, claims, damages or liabilities, joint or several, to which Goldman Sachs or its affiliates may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Market-Making Registration Statement, as the case may be, under which such Exchange Securities were registered under the Securities Act, or any preliminary, final or summary Market-Making Prospectus contained therein or furnished by the Company to Goldman Sachs or its affiliates, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Goldman Sachs or its affiliates for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor any of the Guarantors shall be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is


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based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Market-Making Registration Statement, or preliminary, final or summary Market-Making Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

(b) Indemnification by the Holders and any Agents and Underwriters. Goldman Sachs and its affiliates shall (i) indemnify and hold harmless the Company, the Guarantors, and all other holders of Exchange Securities, against any losses, claims, damages or liabilities to which the Company, the Guarantors or such other holders of Exchange Securities may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Market-Making Registration Statement, or any preliminary, final or summary Market-Making Prospectus contained therein or furnished by the Company to Goldman Sachs or its affiliates, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Goldman Sachs or its affiliates expressly for use therein, and (ii) reimburse the Company and the Guarantors for any legal or other expenses reasonably incurred by the Company and the Guarantors in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that Goldman Sachs shall not be required to undertake liability to any person under this Section 3(b) for any amounts in excess of the dollar amount of the proceeds to be received by Goldman Sachs from the sale of Goldman Sachs' Exchange Securities pursuant to such registration.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 3, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by Section 3(a) or 3(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.



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(d)      Contribution. If for any reason the indemnification provisions contemplated by Section 3(a) or Section 3(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 3(d), Goldman Sachs shall not be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by Goldman Sachs from the sale of any Exchange Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which Goldman Sachs has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The obligations of the Company and the Guarantors under this Section 3 shall be in addition to any liability which the Company or the Guarantors may otherwise have and shall extend, upon the same terms and conditions, to Goldman Sachs and its affiliates and each person, if any, who controls Goldman Sachs and its affiliates within the meaning of the Securities Act; and the obligations of Goldman Sachs or its affiliates contemplated by this Section 3 shall be in addition to any liability which Goldman Sachs may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or any of the Guarantors (including any person who, with his or her consent, is named in any registration statement as about to become a director of the Company or any of the Guarantors) and to each person, if any, who controls the Company within the meaning of the Securities Act.

4. Counterparts. This agreement may be executed by the parties in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.




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5.       Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: If to the Company, to it at 1301 First Avenue, Columbus, Georgia, 31901, Attention: Chief Financial Officer, facsimile number: (706) 576-3433 (with a copy to: King & Spalding LLP, 191 Peachtree St., Atlanta, Georgia 30303, Attention: Alan J. Prince, Esq., facsimile number: (404) 572-5147), and if to a Goldman Sachs, to it at 85 Broad Street, New York, New York 10004, Attention: Registration Department (with a copy to Latham & Watkins LLP, 885 Third Avenue, Suite 1000, New York, New York 10019, facsimile number (212) 751-4864, attention: Marc D. Jaffe, Esq.), except that notices of change of address shall be effective only upon receipt.

6. Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this letter agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of Goldman Sachs, any director, officer or partner of Goldman Sachs, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing, and shall survive the transfer and registration of Registrable Securities (as defined in the Registration Rights Agreement) by Goldman Sachs and the consummation of an Exchange Offer (as defined in the Registration Rights Agreement).

7. Interpretation/Entire Agreement. Nothing in this letter agreement shall be construed to obligate the Company to file a Shelf Registration Statement as defined in Section 2(b) of the Registration Rights Agreement. Goldman Sachs acknowledges that the Market-Making Registration Statement is not a Shelf Registration Statement as so defined. This letter agreement and the other writings referred to herein (including the Registration Rights Agreement) or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This letter agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

8. Termination. Goldman Sachs agrees that the Company's obligations under this letter agreement shall cease at the earlier of such time when Goldman Sachs' status as an affiliate of the Company ceases or at the end of the Market-Making Period.

         "Market-Making Period" shall mean the period during which any of the Securities or Exchange Securities are outstanding and for so long as Goldman Sachs may be required to deliver a prospectus in connection with transactions in the Securities or the Exchange Securities, as the case may be.

9. Governing Law. This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

10. Headings. The descriptive headings of the several Sections and paragraphs of this letter agreement are inserted for convenience only, do not constitute a part of this letter agreement and shall not affect in any way the meaning or interpretation of this letter agreement.




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                  If the foregoing is in accordance with your understanding, please sign and return to us nine (9) counterparts hereof, and upon the acceptance hereof by you, this letter agreement and such acceptance hereof shall constitute a binding agreement among each of Goldman Sachs, the Guarantors and the Company.

                                  Very truly yours,

                                  Carmike Cinemas, Inc.


                                  By:      /s/ Martin A. Durant
                                           -------------------------------------
                                  Name:    Martin A. Durant
                                  Title:   Senior Vice President - Finance,
                                           Treasurer and Chief Financial Officer


                                  Eastwynn Theatres, Inc.



                                  By:      /s/ Martin A. Durant
                                           -------------------------------------
                                  Name:    Martin A. Durant
                                  Title:   Senior Vice President - Finance,
                                           Treasurer and Chief Financial
                                           Officer

                                  Wooden Nickel Pub, Inc.



                                  By:      /s/ Martin A. Durant
                                           -------------------------------------
                                  Name:    Martin A. Durant
                                  Title:   Senior Vice President - Finance,
                                           Treasurer and Chief Financial
                                           Officer

                                  Military Services, Inc.



                                  By:      /s/ Martin A. Durant
                                           -------------------------------------
                                  Name:    Martin A. Durant
                                  Title:   Senior Vice President - Finance,
                                           Treasurer and Chief Financial
                                           Officer

Accepted as of the date hereof:

Goldman, Sachs & Co.


By:      /s/ Goldman, Sachs & Co.
         ------------------------
         (Goldman, Sachs & Co.)



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